UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 10, 2009

dELiA*s, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51648	20-3397172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 West 23rd Street, New York, New York 10010

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (212) 590-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 10, 2009, dELiA*s, Inc. (the “Company”) and certain of its wholly-owned subsidiaries (the “Subsidiaries”) entered into a Fifth Amendment (the “Fifth Amendment”) to the Second Amended and Restated Loan and Security Agreement (as amended, the “Credit Facility”) with Wells Fargo Retail Finance II, LLC, extending the maturity date of the Credit Facility until June 26, 2009.

The foregoing description of the Fifth Amendment is qualified in its entirety by reference to the text of the Fifth Amendment, a copy of which is being filed as Exhibit 10.01 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.01	Fifth Amendment to Second Amended and Restated Loan and Security Agreement dated June 10, 2009 among dELiA*s, Inc., certain of its subsidiaries, and Wells Fargo Retail Finance II, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

dELiA*s, Inc.

(Registrant)

Date: June 10, 2009	By:	/s/ David J. Dick
David J. Dick, Chief Financial Officer
and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
10.01	Fifth Amendment to Second Amended and Restated Loan and Security Agreement dated June 10, 2009 among dELiA*s, Inc., certain of its subsidiaries, and Wells Fargo Retail Finance II, LLC.